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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 30, 1999
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                          FIRST PLACE FINANCIAL CORP.
                          ---------------------------
            (Exact name of registrant as specified in its charter)

Delaware                                 0-25049                        34-1880130
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
(State or other jurisdiction     (Commission File Number)     (IRS Employer Identification #)
  of incorporation)

185 E. Market Street, Warren, OH                               44482
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including are code (330) 373-1221
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                                      N/A
                                      ---
         (Former name or former address, if changed since last report)

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Item 5 Other Events

      On November 30, 1999, First Place Financial Corp., a Delaware corporation ("First Place"), completed the repurchase of 5% of its outstanding shares. Under the program, announced on July 28, 1999, 562,062 shares were repurchased at an average cost of $12.125.


Item 7 Exhibits

      Exhibit 99 - Press Release dated November 30, 1999.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRST PLACE FINANCIAL CORP.

Dated: December 14, 1999                      By: /s/ Steven R. Lewis
       -----------------                          -------------------
                                              Steven R. Lewis,
                                              President and CEO